                                                                    EXHIBIT 10.7

                            INDEMNIFICATION AGREEMENT
                            -------------------------

     THIS INDEMNIFICATION AGREEMENT is made and entered into this 14/th/ day of December, 2001 (this "Agreement"), by and between National Golf Properties, Inc., a Maryland corporation (the "Company"), and James M. Stanich ("Indemnitee").

     WHEREAS, at the request of the Company, Indemnitee currently serves as a director of the Company and may, therefore, be subjected to claims, suits or proceedings arising as a result of his service; and

     WHEREAS, as an inducement to Indemnitee to continue to serve as such director, the Company has agreed to indemnify and to advance expenses and costs incurred by Indemnitee in connection with any such claims, suits or proceedings, to the fullest extent permitted by law; and

     WHEREAS, each of the directors of the Company, including the Indemnitee, has one or more previous agreements entitled "Indemnification Agreement" with the Company or its predecessor (the "Prior Agreements"); and

     WHEREAS, the Company desires to replace and supersede the Prior Agreements with a new form of indemnification agreement for all of the directors of the Company; and

     WHEREAS, Indemnitee is relying upon the rights afforded under this Agreement in continuing as a director of the Company.

     NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

     Section 1.  Definitions. For purposes of this Agreement:
                 -----------

     (a) "Change in Control" means a change in control of the Company occurring after the Effective Date of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934 (the "Act"), whether or not the Company is then subject to such reporting requirement; provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred if after the Effective Date
(i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities without the prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person attaining such percentage interest; (ii) there occurs a proxy contest, or the Company is a party to a merger, consolidation, sale of assets, plan of liquidation or other reorganization not approved by at least two-thirds of the members of the Board of Directors then in office, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or (iii) during any period of two consecutive years, other than as a result of an event described in clause (a)(ii) of this Section 1, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

     (b) "Corporate Status" means the status of a person who is or was a director, trustee, officer, partner, member, employee or agent of the Company or of any other corporation, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise which such person is or was serving at the request of the Company.

     (c) "Disinterested Director" means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

     (d) "Effective Date" means the date set forth in the first paragraph of this Agreement.

     (e) "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a Proceeding.

     (f) "Independent Counsel" means a law firm, or a member of a law firm, selected by the board of directors as provided in Section 8(b), that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company, any of its direct or indirect subsidiaries or any of their respective tenants, or Indemnitee in any matter material to any such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

     (g) "Proceeding" includes any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative (including on appeal).

     Section 2. Services by Indemnitee. Indemnitee agrees to serve as a director
                ----------------------
of the Company and may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in such position.

     Section 3. Indemnification - General. The Company shall indemnify, and
                -------------------------
advance Expenses to, Indemnitee (a) as provided in this Agreement and (b) to the fullest extent permitted by Maryland law in effect on the date hereof and as amended from time to time; provided, however, that no change in Maryland law
                           --------  -------
shall have the effect of reducing the benefits available to Indemnitee hereunder based on Maryland law as in effect on the date hereof. The Company shall indemnify Indemnitee's spouse (whether by statute or at common law and without regard to the location of the governing jurisdiction) and children to the same extent and subject to the same limitations applicable to Indemnitee hereunder for claims arising out of the status of such person as a spouse or child of Indemnitee, including claims seeking damages from marital property (including community property) or property held by such Indemnitee and such spouse or child or property transferred to such spouse or child, but such indemnity shall not otherwise extend to protect the spouse or child against liabilities caused by the spouse's or child's own acts or inactions. The rights of Indemnitee provided in this Section 3 shall include, but shall not be limited to, the rights set forth in the other sections of this Agreement.

     Section 4. Proceedings Other Than Proceedings by or in the Right of the
                ------------------------------------------------------------
Company. Indemnitee shall be entitled to the rights of indemnification provided
-------
in this Section 4 if, by reason of his Corporate Status, he is, was or is threatened to be made a party to any threatened, pending, or completed Proceeding, other than a Proceeding by or in the right of the Company. Pursuant to this Section 4, Indemnitee shall be indemnified against all Expenses, judgments, awards, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with a Proceeding by reason of his Corporate Status unless it is established that (i) the act or omission of the Indemnitee was material to the matter giving rise to the Proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the Indemnitee actually received an improper personal benefit in money, property or services, or (iii) in the case of any criminal Proceeding, the Indemnitee had reasonable cause to believe or should have believed that his conduct was unlawful.

     Section 5. Proceedings by or in the Right of the Company. Indemnitee shall
                ---------------------------------------------
be entitled to the rights of indemnification provided in this Section 5 if, by reason of his Corporate Status, he is, was or is threatened to be made a party to any threatened, pending or completed Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 5, Indemnitee shall be indemnified against all amounts paid in settlement and all Expenses actually and reasonably incurred by him or on his behalf in connection with such Proceeding unless it is established that (i) the act or omission of the Indemnitee was material to the matter giving rise to such a Proceeding and
(a) was committed in bad faith or (b) was the result of active and deliberate dishonesty or (ii) the Indemnitee actually received an improper personal benefit in money, property or services.

     Section 6. Indemnification for Expenses of a Party Who is Wholly or Partly
                ---------------------------------------------------------------
Successful. Notwithstanding any other provision of this Agreement, to the extent
----------
that Indemnitee is, by reason of his Corporate Status, made a party to and is successful, on the merits or otherwise, in the defense of any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee under this Section 6 against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter. Nothing in this Section 6 shall be construed to limit any indemnification or advancement of Expenses to which Indemnitee is otherwise entitled pursuant to this Agreement or otherwise.

     Section 7. Advancement of Expenses. The Company shall advance all
                -----------------------
reasonable Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding to which Indemnitee is, or is threatened to be, made a party, within ten days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and, to the extent required by Maryland law, shall include or be preceded or accompanied by a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Company as authorized by law and by this Agreement has been met and a written undertaking by or on behalf of Indemnitee to repay any Expenses advanced if it shall ultimately be determined that such standard of conduct has not been met. The undertaking required by this Section 7 shall be an unlimited general obligation of Indemnitee and shall be accepted without reference to the Indemnitee's financial ability to repay such advanced Expenses.

     Section 8. Procedure for Determination of Entitlement to Indemnification.
                -------------------------------------------------------------

     (a) To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that Indemnitee has requested indemnification.

     (b) Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 8(a) hereof, a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto shall be made promptly, in the specific case: (i) if a Change in Control shall have occurred, by, at the option of Indemnitee, the Board of Directors by a majority vote of a quorum of Disinterested Directors or by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; or
(ii) if a Change of Control shall not have occurred, (A) by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors, or (B) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee, or (C) if so directed by a majority of the members of the Board of Directors, by the stockholders of the Company; and, if it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten days after such determination. Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or Expenses (including reasonable attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

     Section 9.  Presumptions and Effect of Certain Proceedings.
                 ----------------------------------------------

     (a) In making a determination with respect to entitlement to indemnification under this Agreement, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 8(a) of this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making of any determination contrary to that presumption.

     (b) The termination of any Proceeding by judgment, order, settlement (whether with or without court approval), conviction, a plea of nolo contendere
                                                                ---------------
or its equivalent, or an entry of an order of probation prior to judgment, does not create a presumption that the Indemnitee did not meet the requisite standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law or this Agreement.

     Section 10. Remedies of Indemnitee.
                 ----------------------

     (a) If (i) a determination is made pursuant to Section 8 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 7 of this Agreement, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 8(b) of this Agreement within thirty (30) days (except that if such determination was to be made by the stockholders of the Company, then within ninety (90) days) after receipt by the Company of the request for indemnification, (iv) payment of indemnification is not made pursuant to Section 6 of this Agreement within ten days after receipt by the Company of a written request therefor, or (v) payment of indemnification is not made within ten days after a determination has been made that Indemnitee is entitled to indemnification, Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Maryland, or in any other court of competent jurisdiction, of his entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at his option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the commercial Arbitration Rules of the American Arbitration Association. Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 10(a); provided,
                                                                  --------
however, that the foregoing clause shall not apply in respect of a proceeding brought by Indemnitee to enforce his rights under Section 6 of this Agreement.

     (b) In any judicial proceeding or arbitration commenced pursuant to this
Section 10 the Company shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

     (c) If a determination shall have been made pursuant to Section 8(b) of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 10, absent a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification.

     (d) In the event that Indemnitee, pursuant to this Section 10, seeks a judicial adjudication of or an award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all Expenses actually and reasonably incurred by him in such judicial adjudication or arbitration, regardless of whether Indemnitee is successful in whole or in part therein.

     Section 11. Defense of the Underlying Proceeding.
                 ------------------------------------

     (a) Notice by Indemnitee. Indemnitee agrees to notify the Company promptly
         --------------------
upon being served with or receiving any summons, citation, subpoena, complaint, indictment, information, notice, request or other document relating to any Proceeding which may result in the right to indemnification or the advancement of Expenses hereunder; provided, however, that the failure to give any such
                       --------  -------
notice shall not disqualify Indemnitee from the right, or otherwise affect in any manner any right of Indemnitee, to indemnification or the advancements of Expenses under this Agreement unless the Company's ability to defend in such Proceeding or to obtain proceeds under any insurance policy is materially and adversely prejudiced thereby, and then only to the extent the Company is thereby actually prejudiced.

     (b) Defense by Company. Subject to the provisions of the last sentence of
         ------------------
this Section 11(b) and of Section 11(c) below, the Company shall have the right to defend Indemnitee in any Proceeding which may give rise to indemnification hereunder; provided, however, that the Company shall notify Indemnitee of any
           --------  -------
such decision to defend within fifteen (15) calendar days following receipt of notice of any such Proceeding under Section 11(a) above. The Company shall not, without the prior written consent of Indemnitee, which shall not be unreasonably withheld or delayed, consent to the entry of any judgment against Indemnitee or enter into any settlement or compromise which (i) includes an admission of fault of Indemnitee or (ii) does not include, as an unconditional term thereof, the full release of Indemnitee from all liability in respect of such Proceeding, which release shall be in form and substance reasonably satisfactory to Indemnitee. This Section 11(b) shall not apply to a Proceeding brought by Indemnitee under Section 10 above or Section 15 below.

     (c) Indemnitee's Right to Counsel. Notwithstanding the provisions of
         -----------------------------
Section 11(b) above, if in a Proceeding to which Indemnitee is a party by reason of Indemnitee's Corporate Status, (i) Indemnitee reasonably concludes, based upon an opinion of counsel, that he may have separate defenses or counterclaims to assert with respect to any issue which may not be consistent with other defendants in such Proceeding, (ii) Indemnitee reasonably concludes, based upon an opinion of counsel, that an actual or apparent conflict of interest or potential conflict of interest exists between Indemnitee and the Company, or
(iii) if the Company fails to assume the defense of such Proceeding in a timely manner, Indemnitee shall be entitled to be represented by separate legal counsel of Indemnitee's choice at the expense of the Company. In addition, if the Company fails to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any Proceeding to deny or to recover from Indemnitee the benefits intended to be provided to Indemnitee hereunder, Indemnitee shall have the right to retain counsel of Indemnitee's choice, at the expense of the Company, to represent Indemnitee in connection with any such matter.

     Section 12. Non-Exclusivity; Survival of Rights; Insurance; Subrogation.
                 -----------------------------------------------------------

     (a) The rights of indemnification and advancement of Expenses as provided by this Agreement shall be in addition to, and not deemed exclusive of, any other rights to which Indemnitee may at any time be entitled under applicable law, the charter or Bylaws of the Company, any agreement, a vote of stockholders or a resolution of directors (or a committee of directors), or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his Corporate Status prior to such amendment, alteration or repeal.

     (b) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies. The purchase and maintenance of such insurance shall not in any way limit or affect the rights and obligations of the parties hereto, and the execution and delivery of this Agreement shall not in any way be construed to limit or affect the rights and obligations of the Company or the other parties under any such insurance policy.

     (c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of contribution or recovery of Indemnitee, who shall take, at the request of the Company, all reasonable actions necessary to secure such rights, including the execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

     (d) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

     Section 13. Successors. This Agreement shall be (a) binding upon all
                 ----------
successors and assigns of the Company (including any transferee of all or a substantial portion of the business, stock and/or assets of the Company and any direct or indirect successor by merger or consolidation or otherwise by operation of law) and (b) binding on and shall inure to the benefit of the heirs, personal representatives, executors and administrators of Indemnitee. This Agreement shall continue for the benefit of Indemnitee and such heirs, personal representatives, executors and administrators after Indemnitee has ceased to have Corporate Status.

     Section 14. Severability. If any provision or provisions of this Agreement
                 ------------
shall be held to be invalid, illegal or unenforceable for any reason whatsoever:
(a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

     Section 15. Exception to Right of Indemnification or Advancement of
                 -------------------------------------------------------
Expenses. Notwithstanding any provision herein to the contrary:
--------

     (a) Except as provided in Section 10 of this Agreement, Indemnitee shall not be entitled to indemnification or advancement of Expenses under this Agreement with respect to any Proceeding brought by Indemnitee against the Company, any entity controlled by the Company, any then current or former director, officer or employee thereof, or any third party, unless the Board of Directors has consented in writing to the initiation of such Proceeding.

     (b) Indemnitee shall not be entitled to indemnification or advancement of Expenses under this Agreement if it has been finally adjudicated by a court of competent jurisdiction that Indemnitee is liable to the Company for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder and amendments thereto or similar provisions of any federal, state or local statutory law, or if Indemnitee agrees by way of settlement or otherwise to pay any or all of such profits to the Company.

     Section 16. Identical Counterparts. This Agreement may be executed in one
                 ----------------------
or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

     Section 17. Headings. The headings of the paragraphs of this Agreement are
                 --------
inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

     Section 18. Modification and Waiver. No supplement, modification or
                 -----------------------
amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     Section 19. Notice by Indemnitee. Indemnitee agrees promptly to notify the
                 --------------------
Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder.

     Section 20. Notices. All notices, requests, demands and other
                 -------
communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

     (a) If to Indemnitee, to: The address set forth on the signature page hereto.

     (b) If to the Company to:

           National Golf Properties, Inc.
           2951 28th Street, Suite 3001
           Santa Monica, California 90405
           Attention: President

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

     Section 21. Governing Law. The parties agree that this Agreement shall be
                 -------------
governed by, and construed and enforced in accordance with, the laws of the State of Maryland, which laws are applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.

     Section 22. Miscellaneous. Use of the masculine pronoun shall be deemed to
                 -------------
include usage of the feminine pronoun where appropriate.

     Section 23. Prior Agreements. This Agreement replaces and supersedes any
                 ----------------
Prior Agreements to which the Indemnitee is a party, and such Prior Agreements are hereby void and of no further force or effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

ATTEST:                             NATIONAL GOLF PROPERTIES, INC.


/s/ Bonnie Matteren                 By:  /s/ David G. Price
-------------------------                -------------------------
Bonnie Matteren                          David G. Price
                                         Chairman


WITNESS:                            INDEMNITEE


/s/ Sylvia Adams                    /s/ James M. Stanich
-------------------------           ------------------------------------
Sylvia Adams                        JAMES M. STANICH

                                    Address:  2951 - 28th Street
                                              Santa Monica, California 90405

                            INDEMNIFICATION AGREEMENT
                            -------------------------

     THIS INDEMNIFICATION AGREEMENT is made and entered into this 14/th/ day of December, 2001 (this "Agreement"), by and between National Golf Properties, Inc., a Maryland corporation (the "Company"), and David G. Price ("Indemnitee").

     WHEREAS, at the request of the Company, Indemnitee currently serves as a director of the Company and may, therefore, be subjected to claims, suits or proceedings arising as a result of his service; and

     WHEREAS, as an inducement to Indemnitee to continue to serve as such director, the Company has agreed to indemnify and to advance expenses and costs incurred by Indemnitee in connection with any such claims, suits or proceedings, to the fullest extent permitted by law; and

     WHEREAS, each of the directors of the Company, including the Indemnitee, has one or more previous agreements entitled "Indemnification Agreement" with the Company or its predecessor (the "Prior Agreements"); and

     WHEREAS, the Company desires to replace and supersede the Prior Agreements with a new form of indemnification agreement for all of the directors of the Company; and

     WHEREAS, Indemnitee is relying upon the rights afforded under this Agreement in continuing as a director of the Company.

     NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

     Section 1. Definitions. For purposes of this Agreement:
                -----------

     a "Change in Control" means a change in control of the Company occurring after the Effective Date of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934 (the "Act"), whether or not the Company is then subject to such reporting requirement; provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred if after the Effective Date
(i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities without the prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person attaining such percentage interest; (ii) there occurs a proxy contest, or the Company is a party to a merger, consolidation, sale of assets, plan of liquidation or other reorganization not approved by at least two-thirds of the members of the Board of Directors then in office, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or (iii) during any period of two consecutive years, other than as a result of an event described in clause (a)(ii) of this Section 1, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

     (b) "Corporate Status" means the status of a person who is or was a director, trustee, officer, partner, member, employee or agent of the Company or of any other corporation, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise which such person is or was serving at the request of the Company.

     (c) "Disinterested Director" means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

     (d) "Effective Date" means the date set forth in the first paragraph of this Agreement.

     (e) "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a Proceeding.

     (f) "Independent Counsel" means a law firm, or a member of a law firm, selected by the board of directors as provided in Section 8(b), that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company, any of its direct or indirect subsidiaries or any of their respective tenants, or Indemnitee in any matter material to any such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

     (g) "Proceeding" includes any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative (including on appeal).

     Section 2. Services by Indemnitee. Indemnitee agrees to serve as a director
                ----------------------
of the Company and may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in such position.

     Section 3. Indemnification - General. The Company shall indemnify, and
                -------------------------
advance Expenses to, Indemnitee (a) as provided in this Agreement and (b) to the fullest extent permitted by Maryland law in effect on the date hereof and as amended from time to time; provided, however, that no change in Maryland law
                           --------  -------
shall have the effect of reducing the benefits available to Indemnitee hereunder based on Maryland law as in effect on the date hereof. The Company shall indemnify Indemnitee's spouse (whether by statute or at common law and without regard to the location of the governing jurisdiction) and children to the same extent and subject to the same limitations applicable to Indemnitee hereunder for claims arising out of the status of such person as a spouse or child of Indemnitee, including claims seeking damages from marital property (including community property) or property held by such Indemnitee and such spouse or child or property transferred to such spouse or child, but such indemnity shall not otherwise extend to protect the spouse or child against liabilities caused by the spouse's or child's own acts or inactions. The rights of Indemnitee provided in this Section 3 shall include, but shall not be limited to, the rights set forth in the other sections of this Agreement.

     Section 4. Proceedings Other Than Proceedings by or in the Right of the
                ------------------------------------------------------------
Company. Indemnitee shall be entitled to the rights of indemnification provided
-------
in this Section 4 if, by reason of his Corporate Status, he is, was or is threatened to be made a party to any threatened, pending, or completed Proceeding, other than a Proceeding by or in the right of the Company. Pursuant to this Section 4, Indemnitee shall be indemnified against all Expenses, judgments, awards, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with a Proceeding by reason of his Corporate Status unless it is established that (i) the act or omission of the Indemnitee was material to the matter giving rise to the Proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the Indemnitee actually received an improper personal benefit in money, property or services, or (iii) in the case of any criminal Proceeding, the Indemnitee had reasonable cause to believe or should have believed that his conduct was unlawful.

     Section 5. Proceedings by or in the Right of the Company. Indemnitee shall
                ---------------------------------------------
be entitled to the rights of indemnification provided in this Section 5 if, by reason of his Corporate Status, he is, was or is threatened to be made a party to any threatened, pending or completed Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 5, Indemnitee shall be indemnified against all amounts paid in settlement and all Expenses actually and reasonably incurred by him or on his behalf in connection with such Proceeding unless it is established that (i) the act or omission of the Indemnitee was material to the matter giving rise to such a Proceeding and
(a) was committed in bad faith or (b) was the result of active and deliberate dishonesty or (ii) the Indemnitee actually received an improper personal benefit in money, property or services.

     Section 6. Indemnification for Expenses of a Party Who is Wholly or Partly
                ---------------------------------------------------------------
Successful. Notwithstanding any other provision of this Agreement, to the extent
----------
that Indemnitee is, by reason of his Corporate Status, made a party to and is successful, on the merits or otherwise, in the defense of any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee under this Section 6 against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter. Nothing in this Section 6 shall be construed to limit any indemnification or advancement of Expenses to which Indemnitee is otherwise entitled pursuant to this Agreement or otherwise.

     Section 7. Advancement of Expenses. The Company shall advance all
                -----------------------
reasonable Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding to which Indemnitee is, or is threatened to be, made a party, within ten days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and, to the extent required by Maryland law, shall include or be preceded or accompanied by a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Company as authorized by law and by this Agreement has been met and a written undertaking by or on behalf of Indemnitee to repay any Expenses advanced if it shall ultimately be determined that such standard of conduct has not been met. The undertaking required by this Section 7 shall be an unlimited general obligation of Indemnitee and shall be accepted without reference to the Indemnitee's financial ability to repay such advanced Expenses.

     Section 8. Procedure for Determination of Entitlement to Indemnification.
                -------------------------------------------------------------

     (a) To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that Indemnitee has requested indemnification.

     (b) Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 8(a) hereof, a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto shall be made promptly, in the specific case: (i) if a Change in Control shall have occurred, by, at the option of Indemnitee, the Board of Directors by a majority vote of a quorum of Disinterested Directors or by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; or
(ii) if a Change of Control shall not have occurred, (A) by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors, or (B) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee, or (C) if so directed by a majority of the members of the Board of Directors, by the stockholders of the Company; and, if it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten days after such determination. Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or Expenses (including reasonable attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

     Section 9.  Presumptions and Effect of Certain Proceedings.
                 ----------------------------------------------

     (a) In making a determination with respect to entitlement to indemnification under this Agreement, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 8(a) of this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making of any determination contrary to that presumption.

     (b) The termination of any Proceeding by judgment, order, settlement (whether with or without court approval), conviction, a plea of nolo contendere
                                                                ---------------
or its equivalent, or an entry of an order of probation prior to judgment, does not create a presumption that the Indemnitee did not meet the requisite standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law or this Agreement.

     Section 10. Remedies of Indemnitee.
                 ----------------------

     (a) If (i) a determination is made pursuant to Section 8 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 7 of this Agreement, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 8(b) of this Agreement within thirty (30) days (except that if such determination was to be made by the stockholders of the Company, then within ninety (90) days) after receipt by the Company of the request for indemnification, (iv) payment of indemnification is not made pursuant to Section 6 of this Agreement within ten days after receipt by the Company of a written request therefor, or (v) payment of indemnification is not made within ten days after a determination has been made that Indemnitee is entitled to indemnification, Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Maryland, or in any other court of competent jurisdiction, of his entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at his option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the commercial Arbitration Rules of the American Arbitration Association. Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 10(a); provided,
                                                                  --------
however, that the foregoing clause shall not apply in respect of a proceeding
-------
brought by Indemnitee to enforce his rights under Section 6 of this Agreement.

     (b) In any judicial proceeding or arbitration commenced pursuant to this
Section 10 the Company shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

     (c) If a determination shall have been made pursuant to Section 8(b) of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 10, absent a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification.

     (d) In the event that Indemnitee, pursuant to this Section 10, seeks a judicial adjudication of or an award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all Expenses actually and reasonably incurred by him in such judicial adjudication or arbitration, regardless of whether Indemnitee is successful in whole or in part therein.

     Section 11. Defense of the Underlying Proceeding.
                 ------------------------------------

     (a) Notice by Indemnitee. Indemnitee agrees to notify the Company promptly
         --------------------
upon being served with or receiving any summons, citation, subpoena, complaint, indictment, information, notice, request or other document relating to any Proceeding which may result in the right to indemnification or the advancement of Expenses hereunder; provided, however, that the failure to give any such
                       --------  -------
notice shall not disqualify Indemnitee from the right, or otherwise affect in any manner any right of Indemnitee, to indemnification or the advancements of Expenses under this Agreement unless the Company's ability to defend in such Proceeding or to obtain proceeds under any insurance policy is materially and adversely prejudiced thereby, and then only to the extent the Company is thereby actually prejudiced.

     (b) Defense by Company. Subject to the provisions of the last sentence of
         ------------------
this Section 11(b) and of Section 11(c) below, the Company shall have the right to defend Indemnitee in any Proceeding which may give rise to indemnification hereunder; provided, however, that the Company shall notify Indemnitee of any
           --------  -------
such decision to defend within fifteen (15) calendar days following receipt of notice of any such Proceeding under Section 11(a) above. The Company shall not, without the prior written consent of Indemnitee, which shall not be unreasonably withheld or delayed, consent to the entry of any judgment against Indemnitee or enter into any settlement or compromise which (i) includes an admission of fault of Indemnitee or (ii) does not include, as an unconditional term thereof, the full release of Indemnitee from all liability in respect of such Proceeding, which release shall be in form and substance reasonably satisfactory to Indemnitee. This Section 11(b) shall not apply to a Proceeding brought by Indemnitee under Section 10 above or Section 15 below.

     (c) Indemnitee's Right to Counsel. Notwithstanding the provisions of
         -----------------------------
Section 11(b) above, if in a Proceeding to which Indemnitee is a party by reason of Indemnitee's Corporate Status, (i) Indemnitee reasonably concludes, based upon an opinion of counsel, that he may have separate defenses or counterclaims to assert with respect to any issue which may not be consistent with other defendants in such Proceeding, (ii) Indemnitee reasonably concludes, based upon an opinion of counsel, that an actual or apparent conflict of interest or potential conflict of interest exists between Indemnitee and the Company, or
(iii) if the Company fails to assume the defense of such Proceeding in a timely manner, Indemnitee shall be entitled to be represented by separate legal counsel of Indemnitee's choice at the expense of the Company. In addition, if the Company fails to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any Proceeding to deny or to recover from Indemnitee the benefits intended to be provided to Indemnitee hereunder, Indemnitee shall have the right to retain counsel of Indemnitee's choice, at the expense of the Company, to represent Indemnitee in connection with any such matter.

     Section 12. Non-Exclusivity; Survival of Rights; Insurance; Subrogation.
                 -----------------------------------------------------------

     (a) The rights of indemnification and advancement of Expenses as provided by this Agreement shall be in addition to, and not deemed exclusive of, any other rights to which Indemnitee may at any time be entitled under applicable law, the charter or Bylaws of the Company, any agreement, a vote of stockholders or a resolution of directors (or a committee of directors), or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his Corporate Status prior to such amendment, alteration or repeal.

     (b) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies. The purchase and maintenance of such insurance shall not in any way limit or affect the rights and obligations of the parties hereto, and the execution and delivery of this Agreement shall not in any way be construed to limit or affect the rights and obligations of the Company or the other parties under any such insurance policy.

     (c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of contribution or recovery of Indemnitee, who shall take, at the request of the Company, all reasonable actions necessary to secure such rights, including the execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

     (d) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

     Section 13. Successors. This Agreement shall be (a) binding upon all
                 ----------
successors and assigns of the Company (including any transferee of all or a substantial portion of the business, stock and/or assets of the Company and any direct or indirect successor by merger or consolidation or otherwise by operation of law) and (b) binding on and shall inure to the benefit of the heirs, personal representatives, executors and administrators of Indemnitee. This Agreement shall continue for the benefit of Indemnitee and such heirs, personal representatives, executors and administrators after Indemnitee has ceased to have Corporate Status.

     Section 14. Severability. If any provision or provisions of this Agreement
                 ------------
shall be held to be invalid, illegal or unenforceable for any reason whatsoever:
(a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

     Section 15. Exception to Right of Indemnification or Advancement of
                 -------------------------------------------------------
Expenses. Notwithstanding any provision herein to the contrary:
--------

     (a) Except as provided in Section 10 of this Agreement, Indemnitee shall not be entitled to indemnification or advancement of Expenses under this Agreement with respect to any Proceeding brought by Indemnitee against the Company, any entity controlled by the Company, any then current or former director, officer or employee thereof, or any third party, unless the Board of Directors has consented in writing to the initiation of such Proceeding.

     (b) Indemnitee shall not be entitled to indemnification or advancement of Expenses under this Agreement if it has been finally adjudicated by a court of competent jurisdiction that Indemnitee is liable to the Company for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder and amendments thereto or similar provisions of any federal, state or local statutory law, or if Indemnitee agrees by way of settlement or otherwise to pay any or all of such profits to the Company.

     Section 16. Identical Counterparts. This Agreement may be executed in one
                 ----------------------
or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

     Section 17. Headings. The headings of the paragraphs of this Agreement are
                 --------
inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

     Section 18. Modification and Waiver. No supplement, modification or
                 -----------------------
amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     Section 19. Notice by Indemnitee. Indemnitee agrees promptly to notify the
                 --------------------
Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder.

     Section 20. Notices. All notices, requests, demands and other
                 -------
communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

     (a) If to Indemnitee, to: The address set forth on the signature page hereto.

     (b) If to the Company to:

            National Golf Properties, Inc.
            2951 28th Street, Suite 3001
            Santa Monica, California 90405
            Attention:  President

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

     Section 21. Governing Law. The parties agree that this Agreement shall be
                 -------------
governed by, and construed and enforced in accordance with, the laws of the State of Maryland, which laws are applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.

     Section 22. Miscellaneous. Use of the masculine pronoun shall be deemed to
                 -------------
include usage of the feminine pronoun where appropriate.

     Section 23. Prior Agreements. This Agreement replaces and supersedes any
                 ----------------
Prior Agreements to which the Indemnitee is a party, and such Prior Agreements are hereby void and of no further force or effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

ATTEST:                             NATIONAL GOLF PROPERTIES, INC.


/s/ Sylvia Adams                    By:  /s/ James M. Stanich
----------------------------             ----------------------------------
Sylvia Adams                             James M. Stanich
                                         President

WITNESS:                            INDEMNITEE


/s/ Sylvia Adams                    /s/ David G. Price
----------------------------        ---------------------------------------
Sylvia Adams                        DAVID G. PRICE

                                    Address:  2951 - 28/th/ Street
                                              Santa Monica, California 90405

                            INDEMNIFICATION AGREEMENT
                            -------------------------

         THIS INDEMNIFICATION AGREEMENT is made and entered into this 14/th/ day of December, 2001 (this "Agreement"), by and between National Golf Properties, Inc., a Maryland corporation (the "Company"), and Charles S. Paul
("Indemnitee").

         WHEREAS, at the request of the Company, Indemnitee currently serves as a director of the Company and may, therefore, be subjected to claims, suits or proceedings arising as a result of his service; and

         WHEREAS, as an inducement to Indemnitee to continue to serve as such director, the Company has agreed to indemnify and to advance expenses and costs incurred by Indemnitee in connection with any such claims, suits or proceedings, to the fullest extent permitted by law; and

         WHEREAS, each of the directors of the Company, including the Indemnitee, has one or more previous agreements entitled "Indemnification Agreement" with the Company or its predecessor (the "Prior Agreements"); and

         WHEREAS, the Company desires to replace and supersede the Prior Agreements with a new form of indemnification agreement for all of the directors of the Company; and

         WHEREAS, Indemnitee is relying upon the rights afforded under this Agreement in continuing as a director of the Company.

         NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

         Section 1. Definitions.  For purposes of this Agreement:
                    -----------

         (a) "Change in Control" means a change in control of the Company occurring after the Effective Date of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934 (the "Act"), whether or not the Company is then subject to such reporting requirement; provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred if after the Effective Date (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities without the prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person attaining such percentage interest; (ii) there occurs a proxy contest, or the Company is a party to a merger, consolidation, sale of assets, plan of liquidation or other reorganization not approved by at least two-thirds of the members of the Board of Directors then in office, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or (iii) during any period of two consecutive years, other than as a result of an event described in clause (a)(ii) of this Section 1, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

         (b) "Corporate Status" means the status of a person who is or was a director, trustee, officer, partner, member, employee or agent of the Company or of any other corporation, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise which such person is or was serving at the request of the Company.

         (c) "Disinterested Director" means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

         (d) "Effective Date" means the date set forth in the first paragraph of this Agreement.

         (e) "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a Proceeding.

         (f) "Independent Counsel" means a law firm, or a member of a law firm, selected by the board of directors as provided in Section 8(b), that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company, any of its direct or indirect subsidiaries or any of their respective tenants, or Indemnitee in any matter material to any such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

         (g) "Proceeding" includes any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative (including on appeal).

         Section 2.  Services by Indemnitee. Indemnitee agrees to serve as a
                     ----------------------
director of the Company and may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in such position.

         Section 3.  Indemnification - General. The Company shall indemnify, and
                     -------------------------
advance Expenses to, Indemnitee (a) as provided in this Agreement and (b) to the fullest extent permitted by Maryland law in effect on the date hereof and as amended from time to time; provided, however, that no change in Maryland law
                           --------  -------
shall have the effect of reducing the benefits available to Indemnitee hereunder based on Maryland law as in effect on the date hereof. The Company shall indemnify Indemnitee's spouse (whether by statute or at common law and without regard to the location of the governing jurisdiction) and children to the same extent and subject to the same limitations applicable to Indemnitee hereunder for claims arising out of the status of such person as a spouse or child of Indemnitee, including claims seeking damages from marital property (including community property) or property held by such Indemnitee and such spouse or child or property transferred to such spouse or child, but such indemnity shall not otherwise extend to protect the spouse or child against liabilities caused by the spouse's or child's own acts or inactions. The rights of Indemnitee provided in this Section 3 shall include, but shall not be limited to, the rights set forth in the other sections of this Agreement.

         Section 4.  Proceedings Other Than Proceedings by or in the Right of
                     --------------------------------------------------------
the Company. Indemnitee shall be entitled to the rights of indemnification
-----------
provided in this Section 4 if, by reason of his Corporate Status, he is, was or is threatened to be made a party to any threatened, pending, or completed Proceeding, other than a Proceeding by or in the right of the Company. Pursuant to this Section 4, Indemnitee shall be indemnified against all Expenses, judgments, awards, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with a Proceeding by reason of his Corporate Status unless it is established that (i) the act or omission of the Indemnitee was material to the matter giving rise to the Proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the Indemnitee actually received an improper personal benefit in money, property or services, or (iii) in the case of any criminal Proceeding, the Indemnitee had reasonable cause to believe or should have believed that his conduct was unlawful.

         Section 5.  Proceedings by or in the Right of the Company. Indemnitee
                     ---------------------------------------------
shall be entitled to the rights of indemnification provided in this Section 5 if, by reason of his Corporate Status, he is, was or is threatened to be made a party to any threatened, pending or completed Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this
Section 5, Indemnitee shall be indemnified against all amounts paid in settlement and all Expenses actually and reasonably incurred by him or on his behalf in connection with such Proceeding unless it is established that (i) the act or omission of the Indemnitee was material to the matter giving rise to such a Proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty or (ii) the Indemnitee actually received an improper personal benefit in money, property or services.

         Section 6.  Indemnification for Expenses of a Party Who is Wholly or
                     --------------------------------------------------------
Partly Successful. Notwithstanding any other provision of this Agreement, to the
-----------------
extent that Indemnitee is, by reason of his Corporate Status, made a party to and is successful, on the merits or otherwise, in the defense of any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee under this Section 6 against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter. Nothing in this Section 6 shall be construed to limit any indemnification or advancement of Expenses to which Indemnitee is otherwise entitled pursuant to this Agreement or otherwise.

         Section 7.  Advancement of Expenses. The Company shall advance all
                     -----------------------
reasonable Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding to which Indemnitee is, or is threatened to be, made a party, within ten days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and, to the extent required by Maryland law, shall include or be preceded or accompanied by a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Company as authorized by law and by this Agreement has been met and a written undertaking by or on behalf of Indemnitee to repay any Expenses advanced if it shall ultimately be determined that such standard of conduct has not been met. The undertaking required by this Section 7 shall be an unlimited general obligation of Indemnitee and shall be accepted without reference to the Indemnitee's financial ability to repay such advanced Expenses.

         Section 8.  Procedure for Determination of Entitlement to
                     ---------------------------------------------
Indemnification.
---------------

         (a) To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that Indemnitee has requested indemnification.

         (b) Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 8(a) hereof, a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto shall be made promptly, in the specific case: (i) if a Change in Control shall have occurred, by, at the option of Indemnitee, the Board of Directors by a majority vote of a quorum of Disinterested Directors or by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; or (ii) if a Change of Control shall not have occurred,
(A) by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors, or (B) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee, or (C) if so directed by a majority of the members of the Board of Directors, by the stockholders of the Company; and, if it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten days after such determination. Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or Expenses (including reasonable attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

         Section 9.  Presumptions and Effect of Certain Proceedings.
                     ----------------------------------------------

         (a) In making a determination with respect to entitlement to indemnification under this Agreement, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 8(a) of this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making of any determination contrary to that presumption.

         (b) The termination of any Proceeding by judgment, order, settlement (whether with or without court approval), conviction, a plea of nolo
                                                                           ----
contendere or its equivalent, or an entry of an order of probation prior to
----------
judgment, does not create a presumption that the Indemnitee did not meet the requisite standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law or this Agreement.

         Section 10. Remedies of Indemnitee.
                     ----------------------

         (a) If (i) a determination is made pursuant to Section 8 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 7 of this Agreement, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 8(b) of this Agreement within thirty
(30) days (except that if such determination was to be made by the stockholders of the Company, then within ninety (90) days) after receipt by the Company of the request for indemnification, (iv) payment of indemnification is not made pursuant to Section 6 of this Agreement within ten days after receipt by the Company of a written request therefor, or (v) payment of indemnification is not made within ten days after a determination has been made that Indemnitee is entitled to indemnification, Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Maryland, or in any other court of competent jurisdiction, of his entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at his option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the commercial Arbitration Rules of the American Arbitration Association. Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 10(a); provided,
                                                                  --------
however, that the foregoing clause shall not apply in respect of a proceeding
-------
brought by Indemnitee to enforce his rights under Section 6 of this Agreement.

         (b) In any judicial proceeding or arbitration commenced pursuant to this Section 10 the Company shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

         (c) If a determination shall have been made pursuant to Section 8(b) of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 10, absent a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification.

         (d) In the event that Indemnitee, pursuant to this Section 10, seeks a judicial adjudication of or an award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all Expenses actually and reasonably incurred by him in such judicial adjudication or arbitration, regardless of whether Indemnitee is successful in whole or in part therein.

         Section 11. Defense of the Underlying Proceeding.
                     ------------------------------------

         (a)      Notice by Indemnitee. Indemnitee agrees to notify the Company
                  --------------------
promptly upon being served with or receiving any summons, citation, subpoena, complaint, indictment, information, notice, request or other document relating to any Proceeding which may result in the right to indemnification or the advancement of Expenses hereunder; provided, however, that the failure to give
                                   --------  -------
any such notice shall not disqualify Indemnitee from the right, or otherwise affect in any manner any right of Indemnitee, to indemnification or the advancements of Expenses under this Agreement unless the Company's ability to defend in such Proceeding or to obtain proceeds under any insurance policy is materially and adversely prejudiced thereby, and then only to the extent the Company is thereby actually prejudiced.

         (b)      Defense by Company. Subject to the provisions of the last
                  ------------------
sentence of this Section 11(b) and of Section 11(c) below, the Company shall have the right to defend Indemnitee in any Proceeding which may give rise to indemnification hereunder; provided, however, that the Company shall notify
                           --------  -------
Indemnitee of any such decision to defend within fifteen (15) calendar days following receipt of notice of any such Proceeding under Section 11(a) above. The Company shall not, without the prior written consent of Indemnitee, which shall not be unreasonably withheld or delayed, consent to the entry of any judgment against Indemnitee or enter into any settlement or compromise which (i) includes an admission of fault of Indemnitee or (ii) does not include, as an unconditional term thereof, the full release of Indemnitee from all liability in respect of such Proceeding, which release shall be in form and substance reasonably satisfactory to Indemnitee. This Section 11(b) shall not apply to a Proceeding brought by Indemnitee under Section 10 above or Section 15 below.

         (c)      Indemnitee's Right to Counsel. Notwithstanding the provisions
                  -----------------------------
of Section 11(b) above, if in a Proceeding to which Indemnitee is a party by reason of Indemnitee's Corporate Status, (i) Indemnitee reasonably concludes, based upon an opinion of counsel, that he may have separate defenses or counterclaims to assert with respect to any issue which may not be consistent with other defendants in such Proceeding, (ii) Indemnitee reasonably concludes, based upon an opinion of counsel, that an actual or apparent conflict of interest or potential conflict of interest exists between Indemnitee and the Company, or (iii) if the Company fails to assume the defense of such Proceeding in a timely manner, Indemnitee shall be entitled to be represented by separate legal counsel of Indemnitee's choice at the expense of the Company. In addition, if the Company fails to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any Proceeding to deny or to recover from Indemnitee the benefits intended to be provided to Indemnitee hereunder, Indemnitee shall have the right to retain counsel of Indemnitee's choice, at the expense of the Company, to represent Indemnitee in connection with any such matter.

         Section 12. Non-Exclusivity; Survival of Rights; Insurance;
                     -----------------------------------------------
Subrogation.
-----------

         (a) The rights of indemnification and advancement of Expenses as provided by this Agreement shall be in addition to, and not deemed exclusive of, any other rights to which Indemnitee may at any time be entitled under applicable law, the charter or Bylaws of the Company, any agreement, a vote of stockholders or a resolution of directors (or a committee of directors), or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his Corporate Status prior to such amendment, alteration or repeal.

         (b) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies. The purchase and maintenance of such insurance shall not in any way limit or affect the rights and obligations of the parties hereto, and the execution and delivery of this Agreement shall not in any way be construed to limit or affect the rights and obligations of the Company or the other parties under any such insurance policy.

         (c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of contribution or recovery of Indemnitee, who shall take, at the request of the Company, all reasonable actions necessary to secure such rights, including the execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

         (d) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

         Section 13. Successors. This Agreement shall be (a) binding upon all
                     ----------
successors and assigns of the Company (including any transferee of all or a substantial portion of the business, stock and/or assets of the Company and any direct or indirect successor by merger or consolidation or otherwise by operation of law) and (b) binding on and shall inure to the benefit of the heirs, personal representatives, executors and administrators of Indemnitee. This Agreement shall continue for the benefit of Indemnitee and such heirs, personal representatives, executors and administrators after Indemnitee has ceased to have Corporate Status.

         Section 14.  Severability. If any provision or provisions of this
                      ------------
Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

         Section 15.  Exception to Right of Indemnification or Advancement of
                      -------------------------------------------------------
Expenses.  Notwithstanding any provision herein to the contrary:
--------

         (a) Except as provided in Section 10 of this Agreement, Indemnitee shall not be entitled to indemnification or advancement of Expenses under this Agreement with respect to any Proceeding brought by Indemnitee against the Company, any entity controlled by the Company, any then current or former director, officer or employee thereof, or any third party, unless the Board of Directors has consented in writing to the initiation of such Proceeding.

         (b) Indemnitee shall not be entitled to indemnification or advancement of Expenses under this Agreement if it has been finally adjudicated by a court of competent jurisdiction that Indemnitee is liable to the Company for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder and amendments thereto or similar provisions of any federal, state or local statutory law, or if Indemnitee agrees by way of settlement or otherwise to pay any or all of such profits to the Company.

         Section 16.  Identical Counterparts. This Agreement may be executed in
                      ----------------------
one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

         Section 17.  Headings.  The headings of the paragraphs of this
                      --------
Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

         Section 18.  Modification and Waiver. No supplement, modification or
                      -----------------------
amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

         Section 19.  Notice by Indemnitee. Indemnitee agrees promptly to notify
                      --------------------
the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder.

         Section 20.  Notices. All notices, requests, demands and other
                      -------
communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

         (a) If to Indemnitee, to: The address set forth on the signature page hereto.

         (b)        If to the Company to:

                        National Golf Properties, Inc.
                        2951 28th Street, Suite 3001
                        Santa Monica, California 90405
                        Attention:  President

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

         Section 21.  Governing Law. The parties agree that this Agreement shall
                      -------------
be governed by, and construed and enforced in accordance with, the laws of the State of Maryland, which laws are applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.

         Section 22.  Miscellaneous. Use of the masculine pronoun shall be
                      -------------
deemed to include usage of the feminine pronoun where appropriate.

         Section 23.  Prior Agreements. This Agreement replaces and supersedes
                      ----------------
any Prior Agreements to which the Indemnitee is a party, and such Prior Agreements are hereby void and of no further force or effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

ATTEST:                             NATIONAL GOLF PROPERTIES, INC.


/s/ Sylvia Adams

Sylvia Adams                        By:/s/ James M. Stanich
-----------------                   ---------------------------
                                        James M. Stanich
                                        President

WITNESS:                            INDEMNITEE


                                    /s/ Charles S. Paul
_________________                   ---------------------------
                                    CHARLES S. PAUL


                                    Address: 1024 North Orange Drive
                                             Hollywood, California 90038

                           INDEMNIFICATION AGREEMENT
                           -------------------------

         THIS INDEMNIFICATION AGREEMENT is made and entered into this 14th day of December, 2001 (this "Agreement"), by and between National Golf Properties, Inc., a Maryland corporation (the "Company"), and Bruce Karatz ("Indemnitee").

         WHEREAS, at the request of the Company, Indemnitee currently serves as a director of the Company and may, therefore, be subjected to claims, suits or proceedings arising as a result of his service; and

         WHEREAS, as an inducement to Indemnitee to continue to serve as such director, the Company has agreed to indemnify and to advance expenses and costs incurred by Indemnitee in connection with any such claims, suits or proceedings, to the fullest extent permitted by law; and

         WHEREAS, each of the directors of the Company, including the Indemnitee, has one or more previous agreements entitled "Indemnification Agreement" with the Company or its predecessor (the "Prior Agreements"); and

         WHEREAS, the Company desires to replace and supersede the Prior Agreements with a new form of indemnification agreement for all of the directors of the Company; and

         WHEREAS, Indemnitee is relying upon the rights afforded under this Agreement in continuing as a director of the Company.

         NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

         Section 1. Definitions.  For purposes of this Agreement:
                    -----------

         (a) "Change in Control" means a change in control of the Company occurring after the Effective Date of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934 (the "Act"), whether or not the Company is then subject to such reporting requirement; provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred if after the Effective Date (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities without the prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person attaining such percentage interest; (ii) there occurs a proxy contest, or the Company is a party to a merger, consolidation, sale of assets, plan of liquidation or other reorganization not approved by at least two-thirds of the members of the Board of Directors then in office, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or (iii) during any period of two consecutive years, other than as a result of an event described in clause (a)(ii) of this Section 1, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

         (b) "Corporate Status" means the status of a person who is or was a director, trustee, officer, partner, member, employee or agent of the Company or of any other corporation, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise which such person is or was serving at the request of the Company.

         (c) "Disinterested Director" means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

         (d) "Effective Date" means the date set forth in the first paragraph of this Agreement.

         (e) "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a Proceeding.

         (f) "Independent Counsel" means a law firm, or a member of a law firm, selected by the board of directors as provided in Section 8(b), that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company, any of its direct or indirect subsidiaries or any of their respective tenants, or Indemnitee in any matter material to any such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

         (g) "Proceeding" includes any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative (including on appeal).

         Section 2. Services by Indemnitee. Indemnitee agrees to serve as a
                    ----------------------
director of the Company and may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in such position.

         Section 3. Indemnification - General. The Company shall indemnify, and
                    -------------------------
advance Expenses to, Indemnitee (a) as provided in this Agreement and (b) to the fullest extent permitted by Maryland law in effect on the date hereof and as amended from time to time; provided, however, that no change in Maryland law
                           --------  -------
shall have the effect of reducing the benefits available to Indemnitee hereunder based on Maryland law as in effect on the date hereof. The Company shall indemnify Indemnitee's spouse (whether by statute or at common law and without regard to the location of the governing jurisdiction) and children to the same extent and subject to the same limitations applicable to Indemnitee hereunder for claims arising out of the status of such person as a spouse or child of Indemnitee, including claims seeking damages from marital property (including community property) or property held by such Indemnitee and such spouse or child or property transferred to such spouse or child, but such indemnity shall not otherwise extend to protect the spouse or child against liabilities caused by the spouse's or child's own acts or inactions. The rights of Indemnitee provided in this Section 3 shall include, but shall not be limited to, the rights set forth in the other sections of this Agreement.

         Section 4. Proceedings Other Than Proceedings by or in the Right of the
                    ------------------------------------------------------------
Company. Indemnitee shall be entitled to the rights of indemnification provided
-------
in this Section 4 if, by reason of his Corporate Status, he is, was or is threatened to be made a party to any threatened, pending, or completed Proceeding, other than a Proceeding by or in the right of the Company. Pursuant to this Section 4, Indemnitee shall be indemnified against all Expenses, judgments, awards, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with a Proceeding by reason of his Corporate Status unless it is established that (i) the act or omission of the Indemnitee was material to the matter giving rise to the Proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the Indemnitee actually received an improper personal benefit in money, property or services, or (iii) in the case of any criminal Proceeding, the Indemnitee had reasonable cause to believe or should have believed that his conduct was unlawful.

         Section 5. Proceedings by or in the Right of the Company. Indemnitee
                    ---------------------------------------------
shall be entitled to the rights of indemnification provided in this Section 5 if, by reason of his Corporate Status, he is, was or is threatened to be made a party to any threatened, pending or completed Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this
Section 5, Indemnitee shall be indemnified against all amounts paid in settlement and all Expenses actually and reasonably incurred by him or on his behalf in connection with such Proceeding unless it is established that (i) the act or omission of the Indemnitee was material to the matter giving rise to such a Proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty or (ii) the Indemnitee actually received an improper personal benefit in money, property or services.

         Section 6. Indemnification for Expenses of a Party Who is Wholly or
                    --------------------------------------------------------
Partly Successful. Notwithstanding any other provision of this Agreement, to the
-----------------
extent that Indemnitee is, by reason of his Corporate Status, made a party to and is successful, on the merits or otherwise, in the defense of any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee under this Section 6 against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter. Nothing in this Section 6 shall be construed to limit any indemnification or advancement of Expenses to which Indemnitee is otherwise entitled pursuant to this Agreement or otherwise.

         Section 7.  Advancement of Expenses. The Company shall advance all
                     -----------------------
reasonable Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding to which Indemnitee is, or is threatened to be, made a party, within ten days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and, to the extent required by Maryland law, shall include or be preceded or accompanied by a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Company as authorized by law and by this Agreement has been met and a written undertaking by or on behalf of Indemnitee to repay any Expenses advanced if it shall ultimately be determined that such standard of conduct has not been met. The undertaking required by this Section 7 shall be an unlimited general obligation of Indemnitee and shall be accepted without reference to the Indemnitee's financial ability to repay such advanced Expenses.

         Section 8.  Procedure for Determination of Entitlement to
                     ---------------------------------------------
Indemnification.
---------------

         (a) To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that Indemnitee has requested indemnification.

         (b) Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 8(a) hereof, a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto shall be made promptly, in the specific case: (i) if a Change in Control shall have occurred, by, at the option of Indemnitee, the Board of Directors by a majority vote of a quorum of Disinterested Directors or by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; or (ii) if a Change of Control shall not have occurred,
(A) by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors, or (B) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee, or (C) if so directed by a majority of the members of the Board of Directors, by the stockholders of the Company; and, if it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten days after such determination. Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or Expenses (including reasonable attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

         Section 9.  Presumptions and Effect of Certain Proceedings.
                     ----------------------------------------------

         (a) In making a determination with respect to entitlement to indemnification under this Agreement, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 8(a) of this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making of any determination contrary to that presumption.

         (b) The termination of any Proceeding by judgment, order, settlement (whether with or without court approval), conviction, a plea of nolo
                                                                           ----
contendere or its equivalent, or an entry of an order of probation prior to
----------
judgment, does not create a presumption that the Indemnitee did not meet the requisite standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law or this Agreement.

         Section 10. Remedies of Indemnitee.
                     ----------------------

         (a) If (i) a determination is made pursuant to Section 8 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 7 of this Agreement, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 8(b) of this Agreement within thirty
(30) days (except that if such determination was to be made by the stockholders of the Company, then within ninety (90) days) after receipt by the Company of the request for indemnification, (iv) payment of indemnification is not made pursuant to Section 6 of this Agreement within ten days after receipt by the Company of a written request therefor, or (v) payment of indemnification is not made within ten days after a determination has been made that Indemnitee is entitled to indemnification, Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Maryland, or in any other court of competent jurisdiction, of his entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at his option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the commercial Arbitration Rules of the American Arbitration Association. Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 10(a); provided, however, that the foregoing clause shall not apply in respect of a proceeding brought by Indemnitee to enforce his rights under Section 6 of this Agreement.

         (b) In any judicial proceeding or arbitration commenced pursuant to this Section 10 the Company shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

         (c) If a determination shall have been made pursuant to Section 8(b) of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 10, absent a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification.

         (d) In the event that Indemnitee, pursuant to this Section 10, seeks a judicial adjudication of or an award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all Expenses actually and reasonably incurred by him in such judicial adjudication or arbitration, regardless of whether Indemnitee is successful in whole or in part therein.

         Section 11. Defense of the Underlying Proceeding.
                     ------------------------------------

         (a)       Notice by Indemnitee. Indemnitee agrees to notify the Company
                   --------------------
promptly upon being served with or receiving any summons, citation, subpoena, complaint, indictment, information, notice, request or other document relating to any Proceeding which may result in the right to indemnification or the advancement of Expenses hereunder; provided, however, that the failure to give
                                   --------  -------
any such notice shall not disqualify Indemnitee from the right, or otherwise affect in any manner any right of Indemnitee, to indemnification or the advancements of Expenses under this Agreement unless the Company's ability to defend in such Proceeding or to obtain proceeds under any insurance policy is materially and adversely prejudiced thereby, and then only to the extent the Company is thereby actually prejudiced.

         (b)       Defense by Company. Subject to the provisions of the last
                   ------------------
sentence of this Section 11(b) and of Section 11(c) below, the Company shall have the right to defend Indemnitee in any Proceeding which may give rise to indemnification hereunder; provided, however, that the Company shall notify
                           --------  -------
Indemnitee of any such decision to defend within fifteen (15) calendar days following receipt of notice of any such Proceeding under Section 11(a) above. The Company shall not, without the prior written consent of Indemnitee, which shall not be unreasonably withheld or delayed, consent to the entry of any judgment against Indemnitee or enter into any settlement or compromise which (i) includes an admission of fault of Indemnitee or (ii) does not include, as an unconditional term thereof, the full release of Indemnitee from all liability in respect of such Proceeding, which release shall be in form and substance reasonably satisfactory to Indemnitee. This Section 11(b) shall not apply to a Proceeding brought by Indemnitee under Section 10 above or Section 15 below.

         (c)       Indemnitee's Right to Counsel. Notwithstanding the provisions
                   -----------------------------
of Section 11(b) above, if in a Proceeding to which Indemnitee is a party by reason of Indemnitee's Corporate Status, (i) Indemnitee reasonably concludes, based upon an opinion of counsel, that he may have separate defenses or counterclaims to assert with respect to any issue which may not be consistent with other defendants in such Proceeding, (ii) Indemnitee reasonably concludes, based upon an opinion of counsel, that an actual or apparent conflict of interest or potential conflict of interest exists between Indemnitee and the Company, or (iii) if the Company fails to assume the defense of such Proceeding in a timely manner, Indemnitee shall be entitled to be represented by separate legal counsel of Indemnitee's choice at the expense of the Company. In addition, if the Company fails to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any Proceeding to deny or to recover from Indemnitee the benefits intended to be provided to Indemnitee hereunder, Indemnitee shall have the right to retain counsel of Indemnitee's choice, at the expense of the Company, to represent Indemnitee in connection with any such matter.

         Section 12. Non-Exclusivity; Survival of Rights; Insurance;
                     -----------------------------------------------
Subrogation.
-----------

         (a) The rights of indemnification and advancement of Expenses as provided by this Agreement shall be in addition to, and not deemed exclusive of, any other rights to which Indemnitee may at any time be entitled under applicable law, the charter or Bylaws of the Company, any agreement, a vote of stockholders or a resolution of directors (or a committee of directors), or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his Corporate Status prior to such amendment, alteration or repeal.

         (b) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies. The purchase and maintenance of such insurance shall not in any way limit or affect the rights and obligations of the parties hereto, and the execution and delivery of this Agreement shall not in any way be construed to limit or affect the rights and obligations of the Company or the other parties under any such insurance policy.

         (c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of contribution or recovery of Indemnitee, who shall take, at the request of the Company, all reasonable actions necessary to secure such rights, including the execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

         (d) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

         Section 13. Successors. This Agreement shall be (a) binding upon all
                     ----------
successors and assigns of the Company (including any transferee of all or a substantial portion of the business, stock and/or assets of the Company and any direct or indirect successor by merger or consolidation or otherwise by operation of law) and (b) binding on and shall inure to the benefit of the heirs, personal representatives, executors and administrators of Indemnitee. This Agreement shall continue for the benefit of Indemnitee and such heirs, personal representatives, executors and administrators after Indemnitee has ceased to have Corporate Status.

      Section 14.   Severability. If any provision or provisions of this
                    ------------
Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

      Section 15.   Exception to Right of Indemnification or Advancement of
                    --------------------------------------------------------
                    Expenses.
                    --------
 Notwithstanding any provision herein to the contrary:

      (a) Except as provided in Section 10 of this Agreement, Indemnitee shall not be entitled to indemnification or advancement of Expenses under this Agreement with respect to any Proceeding brought by Indemnitee against the Company, any entity controlled by the Company, any then current or former director, officer or employee thereof, or any third party, unless the Board of Directors has consented in writing to the initiation of such Proceeding.

      (b) Indemnitee shall not be entitled to indemnification or advancement of Expenses under this Agreement if it has been finally adjudicated by a court of competent jurisdiction that Indemnitee is liable to the Company for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder and amendments thereto or similar provisions of any federal, state or local statutory law, or if Indemnitee agrees by way of settlement or otherwise to pay any or all of such profits to the Company.

      Section 16.   Identical Counterparts. This Agreement may be executed in
                    ----------------------
one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

      Section 17.   Headings.  The headings of the paragraphs of this Agreement
                    --------
are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

      Section 18.   Modification and Waiver. No supplement, modification or
                    -----------------------
amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

      Section 19.   Notice by Indemnitee. Indemnitee agrees promptly to notify
                    --------------------
the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder.

      Section 20.   Notices. All notices, requests, demands and other
                    -------
communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

      (a) If to Indemnitee, to: The address set forth on the signature page hereto.

      (b)           If to the Company to:

                           National Golf Properties, Inc.
                           2951 28th Street, Suite 3001
                           Santa Monica, California 90405
                           Attention:  President

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

      Section 21.   Governing Law. The parties agree that this Agreement shall
                    -------------
be governed by, and construed and enforced in accordance with, the laws of the State of Maryland, which laws are applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.

      Section 22.   Miscellaneous.  Use of the masculine pronoun shall be deemed
                    -------------
to include usage of the feminine pronoun where appropriate.

      Section 23.   Prior Agreements.  This Agreement replaces and supersedes
                    ----------------
any Prior Agreements to which the Indemnitee is a party,and such Prior Agreements are hereby void and of no further force or effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

ATTEST:                             NATIONAL GOLF PROPERTIES, INC.


/s/ Sylvia Adams                     By: /s/ James M. Stanich
-----------------                        --------------------
                                         James M. Stanich
                                         President

WITNESS:                            INDEMNITEE

/s/ Victoria Sullins                /s/ Bruce Karatz
--------------------                -------------------------------
                                        BRUCE KARATZ

                                    Address:   10990 Wilshire Boulevard
                                               Los Angeles, California 90024

                            INDEMNIFICATION AGREEMENT
                            -------------------------

         THIS INDEMNIFICATION AGREEMENT is made and entered into this 14/th/ day of December, 2001 (this "Agreement"), by and between National Golf Properties, Inc., a Maryland corporation (the "Company"), and John C. Cushman, III ("Indemnitee").

         WHEREAS, at the request of the Company, Indemnitee currently serves as a director of the Company and may, therefore, be subjected to claims, suits or proceedings arising as a result of his service; and

         WHEREAS, as an inducement to Indemnitee to continue to serve as such director, the Company has agreed to indemnify and to advance expenses and costs incurred by Indemnitee in connection with any such claims, suits or proceedings, to the fullest extent permitted by law; and

         WHEREAS, each of the directors of the Company, including the Indemnitee, has one or more previous agreements entitled "Indemnification Agreement" with the Company or its predecessor (the "Prior Agreements"); and

         WHEREAS, the Company desires to replace and supersede the Prior Agreements with a new form of indemnification agreement for all of the directors of the Company; and

         WHEREAS, Indemnitee is relying upon the rights afforded under this Agreement in continuing as a director of the Company.

         NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

         Section 1.  Definitions.  For purposes of this Agreement:
                     -----------

         (a) "Change in Control" means a change in control of the Company occurring after the Effective Date of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934 (the "Act"), whether or not the Company is then subject to such reporting requirement; provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred if after the Effective Date (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities without the prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person attaining such percentage interest; (ii) there occurs a proxy contest, or the Company is a party to a merger, consolidation, sale of assets, plan of liquidation or other reorganization not approved by at least two-thirds of the members of the Board of Directors then in office, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or (iii) during any period of two consecutive years, other than as a result of an event described in clause (a)(ii) of this Section 1, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

         (b) "Corporate Status" means the status of a person who is or was a director, trustee, officer, partner, member, employee or agent of the Company or of any other corporation, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise which such person is or was serving at the request of the Company.

         (c) "Disinterested Director" means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

         (d) "Effective Date" means the date set forth in the first paragraph of this Agreement.

         (e) "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a Proceeding.

         (f) "Independent Counsel" means a law firm, or a member of a law firm, selected by the board of directors as provided in Section 8(b), that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company, any of its direct or indirect subsidiaries or any of their respective tenants, or Indemnitee in any matter material to any such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

         (g) "Proceeding" includes any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative (including on appeal).

         Section 2.    Services by Indemnitee. Indemnitee agrees to serve as a
                       ----------------------
director of the Company and may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in such position.

         Section 3.    Indemnification - General. The Company shall indemnify,
                       -------------------------
and advance Expenses to, Indemnitee (a) as provided in this Agreement and (b) to the fullest extent permitted by Maryland law in effect on the date hereof and as amended from time to time; provided, however, that no change in Maryland law
                           --------  -------
shall have the effect of reducing the benefits available to Indemnitee hereunder based on Maryland law as in effect on the date hereof. The Company shall indemnify Indemnitee's spouse (whether by statute or at common law and without regard to the location of the governing jurisdiction) and children to the same extent and subject to the same limitations applicable to Indemnitee hereunder for claims arising out of the status of such person as a spouse or child of Indemnitee, including claims seeking damages from marital property (including community property) or property held by such Indemnitee and such spouse or child or property transferred to such spouse or child, but such indemnity shall not otherwise extend to protect the spouse or child against liabilities caused by the spouse's or child's own acts or inactions. The rights of Indemnitee provided in this Section 3 shall include, but shall not be limited to, the rights set forth in the other sections of this Agreement.

         Section 4.  Proceedings Other Than Proceedings by or in the Right of
                     --------------------------------------------------------
the Company. Indemnitee shall be entitled to the rights of indemnification
-----------
provided in this Section 4 if, by reason of his Corporate Status, he is, was or is threatened to be made a party to any threatened, pending, or completed Proceeding, other than a Proceeding by or in the right of the Company. Pursuant to this Section 4, Indemnitee shall be indemnified against all Expenses, judgments, awards, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with a Proceeding by reason of his Corporate Status unless it is established that (i) the act or omission of the Indemnitee was material to the matter giving rise to the Proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the Indemnitee actually received an improper personal benefit in money, property or services, or (iii) in the case of any criminal Proceeding, the Indemnitee had reasonable cause to believe or should have believed that his conduct was unlawful.

         Section 5.  Proceedings by or in the Right of the Company. Indemnitee
                     ---------------------------------------------
shall be entitled to the rights of indemnification provided in this Section 5 if, by reason of his Corporate Status, he is, was or is threatened to be made a party to any threatened, pending or completed Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this
Section 5, Indemnitee shall be indemnified against all amounts paid in settlement and all Expenses actually and reasonably incurred by him or on his behalf in connection with such Proceeding unless it is established that (i) the act or omission of the Indemnitee was material to the matter giving rise to such a Proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty or (ii) the Indemnitee actually received an improper personal benefit in money, property or services.

         Section 6.  Indemnification for Expenses of a Party Who is Wholly or
                     --------------------------------------------------------
Partly Successful. Notwithstanding any other provision of this Agreement, to the
-----------------
extent that Indemnitee is, by reason of his Corporate Status, made a party to and is successful, on the merits or otherwise, in the defense of any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee under this Section 6 against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter. Nothing in this Section 6 shall be construed to limit any indemnification or advancement of Expenses to which Indemnitee is otherwise entitled pursuant to this Agreement or otherwise.

         Section 7.  Advancement of Expenses. The Company shall advance all
                     -----------------------
reasonable Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding to which Indemnitee is, or is threatened to be, made a party, within ten days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and, to the extent required by Maryland law, shall include or be preceded or accompanied by a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Company as authorized by law and by this Agreement has been met and a written undertaking by or on behalf of Indemnitee to repay any Expenses advanced if it shall ultimately be determined that such standard of conduct has not been met. The undertaking required by this Section 7 shall be an unlimited general obligation of Indemnitee and shall be accepted without reference to the Indemnitee's financial ability to repay such advanced Expenses.

         Section 8.  Procedure for Determination of Entitlement to
                     ---------------------------------------------
Indemnification.
---------------

         (a) To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that Indemnitee has requested indemnification.

         (b) Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 8(a) hereof, a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto shall be made promptly, in the specific case: (i) if a Change in Control shall have occurred, by, at the option of Indemnitee, the Board of Directors by a majority vote of a quorum of Disinterested Directors or by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; or (ii) if a Change of Control shall not have occurred,
(A) by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors, or (B) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee, or (C) if so directed by a majority of the members of the Board of Directors, by the stockholders of the Company; and, if it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten days after such determination. Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or Expenses (including reasonable attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

         Section 9.  Presumptions and Effect of Certain Proceedings.
                     ----------------------------------------------

         (a) In making a determination with respect to entitlement to indemnification under this Agreement, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 8(a) of this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making of any determination contrary to that presumption.

         (b) The termination of any Proceeding by judgment, order, settlement (whether with or without court approval), conviction, a plea of nolo
                                                                           ----
contendere or its equivalent, or an entry of an order of probation prior to
----------
judgment, does not create a presumption that the Indemnitee did not meet the requisite standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law or this Agreement.

         Section 10. Remedies of Indemnitee.
                     ----------------------

         (a) If (i) a determination is made pursuant to Section 8 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 7 of this Agreement, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 8(b) of this Agreement within thirty
(30) days (except that if such determination was to be made by the stockholders of the Company, then within ninety (90) days) after receipt by the Company of the request for indemnification, (iv) payment of indemnification is not made pursuant to Section 6 of this Agreement within ten days after receipt by the Company of a written request therefor, or (v) payment of indemnification is not made within ten days after a determination has been made that Indemnitee is entitled to indemnification, Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Maryland, or in any other court of competent jurisdiction, of his entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at his option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the commercial Arbitration Rules of the American Arbitration Association. Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 10(a); provided,
                                                                  --------
however, that the foregoing clause shall not apply in respect of a proceeding
-------
brought by Indemnitee to enforce his rights under Section 6 of this Agreement.

         (b) In any judicial proceeding or arbitration commenced pursuant to this Section 10 the Company shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

         (c) If a determination shall have been made pursuant to Section 8(b) of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 10, absent a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification.

         (d) In the event that Indemnitee, pursuant to this Section 10, seeks a judicial adjudication of or an award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all Expenses actually and reasonably incurred by him in such judicial adjudication or arbitration, regardless of whether Indemnitee is successful in whole or in part therein.

         Section 11. Defense of the Underlying Proceeding.
                     ------------------------------------

         (a)       Notice by Indemnitee. Indemnitee agrees to notify the Company
                   --------------------
promptly upon being served with or receiving any summons, citation, subpoena, complaint, indictment, information, notice, request or other document relating to any Proceeding which may result in the right to indemnification or the advancement of Expenses hereunder; provided, however, that the failure to give
                                   --------  -------
any such notice shall not disqualify Indemnitee from the right, or otherwise affect in any manner any right of Indemnitee, to indemnification or the advancements of Expenses under this Agreement unless the Company's ability to defend in such Proceeding or to obtain proceeds under any insurance policy is materially and adversely prejudiced thereby, and then only to the extent the Company is thereby actually prejudiced.

         (b)       Defense by Company. Subject to the provisions of the last
                   ------------------
sentence of this Section 11(b) and of Section 11(c) below, the Company shall have the right to defend Indemnitee in any Proceeding which may give rise to indemnification hereunder; provided, however, that the Company shall notify
                           --------  -------
Indemnitee of any such decision to defend within fifteen (15) calendar days following receipt of notice of any such Proceeding under Section 11(a) above. The Company shall not, without the prior written consent of Indemnitee, which shall not be unreasonably withheld or delayed, consent to the entry of any judgment against Indemnitee or enter into any settlement or compromise which (i) includes an admission of fault of Indemnitee or (ii) does not include, as an unconditional term thereof, the full release of Indemnitee from all liability in respect of such Proceeding, which release shall be in form and substance reasonably satisfactory to Indemnitee. This Section 11(b) shall not apply to a Proceeding brought by Indemnitee under Section 10 above or Section 15 below.

         (c)       Indemnitee's Right to Counsel. Notwithstanding the provisions
                   -----------------------------
of Section 11(b) above, if in a Proceeding to which Indemnitee is a party by reason of Indemnitee's Corporate Status, (i) Indemnitee reasonably concludes, based upon an opinion of counsel, that he may have separate defenses or counterclaims to assert with respect to any issue which may not be consistent with other defendants in such Proceeding, (ii) Indemnitee reasonably concludes, based upon an opinion of counsel, that an actual or apparent conflict of interest or potential conflict of interest exists between Indemnitee and the Company, or (iii) if the Company fails to assume the defense of such Proceeding in a timely manner, Indemnitee shall be entitled to be represented by separate legal counsel of Indemnitee's choice at the expense of the Company. In addition, if the Company fails to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any Proceeding to deny or to recover from Indemnitee the benefits intended to be provided to Indemnitee hereunder, Indemnitee shall have the right to retain counsel of Indemnitee's choice, at the expense of the Company, to represent Indemnitee in connection with any such matter.

         Section 12. Non-Exclusivity; Survival of Rights; Insurance;
                     -----------------------------------------------
Subrogation.
-----------

         (a) The rights of indemnification and advancement of Expenses as provided by this Agreement shall be in addition to, and not deemed exclusive of, any other rights to which Indemnitee may at any time be entitled under applicable law, the charter or Bylaws of the Company, any agreement, a vote of stockholders or a resolution of directors (or a committee of directors), or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his Corporate Status prior to such amendment, alteration or repeal.

         (b) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies. The purchase and maintenance of such insurance shall not in any way limit or affect the rights and obligations of the parties hereto, and the execution and delivery of this Agreement shall not in any way be construed to limit or affect the rights and obligations of the Company or the other parties under any such insurance policy.

         (c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of contribution or recovery of Indemnitee, who shall take, at the request of the Company, all reasonable actions necessary to secure such rights, including the execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

         (d) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

         Section 13. Successors. This Agreement shall be (a) binding upon all
                     ----------
successors and assigns of the Company (including any transferee of all or a substantial portion of the business, stock and/or assets of the Company and any direct or indirect successor by merger or consolidation or otherwise by operation of law) and (b) binding on and shall inure to the benefit of the heirs, personal representatives, executors and administrators of Indemnitee. This Agreement shall continue for the benefit of Indemnitee and such heirs, personal representatives, executors and administrators after Indemnitee has ceased to have Corporate Status.

         Section 14.  Severability. If any provision or provisions of this
                      ------------
Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

         Section 15.  Exception to Right of Indemnification or Advancement of
                      -------------------------------------------------------
Expenses. Notwithstanding any provision herein to the contrary:
--------

         (a) Except as provided in Section 10 of this Agreement, Indemnitee shall not be entitled to indemnification or advancement of Expenses under this Agreement with respect to any Proceeding brought by Indemnitee against the Company, any entity controlled by the Company, any then current or former director, officer or employee thereof, or any third party, unless the Board of Directors has consented in writing to the initiation of such Proceeding.

         (b) Indemnitee shall not be entitled to indemnification or advancement of Expenses under this Agreement if it has been finally adjudicated by a court of competent jurisdiction that Indemnitee is liable to the Company for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder and amendments thereto or similar provisions of any federal, state or local statutory law, or if Indemnitee agrees by way of settlement or otherwise to pay any or all of such profits to the Company.

         Section 16.  Identical Counterparts. This Agreement may be executed in
                      ----------------------
one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

         Section 17.  Headings. The headings of the paragraphs of this Agreement
                      --------
are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

         Section 18.  Modification and Waiver. No supplement, modification or
                      -----------------------
amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

         Section 19.  Notice by Indemnitee. Indemnitee agrees promptly to notify
                      --------------------
the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder.

         Section 20.  Notices. All notices, requests, demands and other
                      -------
communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

         (a) If to Indemnitee, to: The address set forth on the signature page hereto.

         (b) If to the Company to:

                   National Golf Properties, Inc.
                   2951 28th Street, Suite 3001
                   Santa Monica, California 90405
                   Attention:  President

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

         Section 21.  Governing Law. The parties agree that this Agreement shall
                      -------------
be governed by, and construed and enforced in accordance with, the laws of the State of Maryland, which laws are applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.

         Section 22.  Miscellaneous. Use of the masculine pronoun shall be
                      -------------
deemed to include usage of the feminine pronoun where appropriate.

         Section 23.  Prior Agreements. This Agreement replaces and supersedes
                      ----------------
any Prior Agreements to which the Indemnitee is a party, and such Prior Agreements are hereby void and of no further force or effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

ATTEST:                         NATIONAL GOLF PROPERTIES, INC.


/s/ SYLVIA ADAMS                /s/ JAMES M. STANICH

Sylvia Adams                    James M. Stanich
--------------------            --------------------------
                                James M. Stanich
                                President


WITNESS:                        INDEMNITEE


                                /s/ John C. Cushman
____________________            ------------------------------------
                                JOHN C. CUSHMAN, III


                                Address: 601 South Figueroa Street, 47/th/ Floor
                                         Los Angeles, California 90017